EXHIBIT 4(g)




THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. UNLESS THEY ARE SOLD PURSUANT TO RULE 144A OR RULE 144 PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SAID ACT, THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.





                                CONVERTIBLE NOTE



$1,600,000.00                                                      March 5, 1998


         FOR VALUE RECEIVED, the undersigned, INTEGRATED MEDICAL RESOURCES, INC., a Kansas corporation (the "Company"), hereby promises to pay to the order of Kardatzke Management, Inc., a Florida corporation (the "Holder"), by wire transfer, the principal sum of ONE MILLION SIX HUNDRED THOUSAND DOLLARS ($1,600,000.00) in lawful money of the United States of America, together with interest on the unpaid principal balance from day-to-day remaining computed from the last interest payment date until the Maturity Date (as that term is hereinafter defined) at the rate of 8.5% per annum, at the Holder's principal place of business located at 70 Destacada Dr., Coral Gable, Florida, or such other address as the Holder shall notify the Company in writing.

         This Convertible Note (this "Convertible Note") has been issued pursuant to, and is a "Note" as referred to in that certain Note Purchase Agreement dated as of March 5, 1998, between Kardatzke Management, Inc. ("Holder") and the Company (the "Note Purchase Agreement").

         1.  (a)   After July 15, 1998 the Convertible Note is prepayable by the
Company upon fifteen business days notice.

             (b) For purpose of calculating interest accrued hereon, interest on this Convertible Note shall be calculated on the basis of the actual days elapsed over a 365-or 366-day year, as the case may be.

             (c) All outstanding principal and all then accrued and unpaid interest on this Convertible Note shall be due and payable on the Maturity Date.

          2. For purposes hereof, the "Maturity Date" shall mean September 1, 1998. The Holder has the sole option to extend the term of the Convertible Note for three successive 90-day periods until maturity. If the conversion right in
Section 6 is not exercised, the note shall become an 18-months term loan from such date with equal monthly payments of principal and interest including accrued interest.

         3. Should the principal of, or any installment of the principal or interest on, this Convertible Note become due and payable on any day other than a business day, the Maturity Date thereof shall be extended to the next succeeding business day and interest shall be payable with respect to such extension. As used herein, the term "business day" shall mean any day except a Saturday, a Sunday or a day on which banking institutions are legally authorized to close in the City of Houston, Texas or in Lenexa, Kansas.

         4. No waiver by the Holder of any of its rights or remedies hereunder or under any other document evidencing or securing this Convertible Note or otherwise shall be considered a waiver of any other subsequent right or remedy of the Holder; no delay or omission in the exercise or enforcement by the Holder of any rights or remedies shall ever be construed as a waiver of any right or remedy of the Holder; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of the Holder.

         5. If any one or more of the following events shall occur after the date hereof for any reason whatsoever (whether such occurrence shall be voluntary or involuntary or be effected by operations of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or other governmental body), it shall be deemed an "Event of Default" hereunder:

             (a) default by the Company in the due and punctual payment of the principal, interest or both on this Convertible Note when and as the same of each such obligation shall become due and payable, whether at the Maturity Date or at a date fixed for prepayment or by acceleration 30 days after the receipt of notice thereof from the Holder;

             (b) default by the Company in the due and punctual payment of the principal, interest or both on any indebtedness for borrowed money (including the current portion thereof), when and as the same of each such obligation shall become due and payable, and the passage of any applicable cure period;

             (c) a reduction in the Company's cash receipts in any two consecutive months to less than $840,000 per month as a result of a payor withholding payment due to any actions of the Company taken prior to February 1, 1998 (a "Defined Default:);

             (d) the Company's becoming insolvent or unable to meet its obligations as they mature, making a general assignment for the benefit of creditors, or consenting to the appointment of a trustee or a receiver, or admitting in writing its inability to pay its debts as they mature;

             (e) the appointment of a trustee or receiver for the Company or for a substantial part of the properties of the Company without the consent of the Company and such trustee or receiver not being discharged within 30 days;

             (f) the institution of bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings by or against the Company and, if instituted against it, the same being consented to by the Company or remaining undismissed for a period of 30 days;

             (g) the rendering of any final judgment against the Company for the payment of money in an amount in excess of $500,000;

             (h) any substantial part of the property of the Company being sequestered or attached and not being returned to the possession of the Company or released from such attachment within 30 days;

             (i) upon the effective date of a merger, reorganization or sale of substantially all of the assets of the Company in which the stockholders of the Company immediately prior to such transaction own less than 50 percent (50%) of the voting securities of the surviving or controlling entity immediately after such transaction;

             (j) an "Event of Default" occurs under any of the Senior Debt (as defined in Section 11.1 below).

         If any such Event of Default or any other default under or breach of any other agreement (including, but not limited to, the Note Purchase Agreement and that certain Consulting Agreement dated the date hereof between the Company and Dr. E. Stanley Kardatzke) or instrument executed in connection herewith shall occur and be continuing, the Holder may, at the Holder's option, declare the entire unpaid balance of principal and unpaid interest on this Convertible Note to be immediately due and payable, whereupon the maturity of the then unpaid balance on this Convertible Note shall be accelerated and the principal and all interest accrued thereon shall forthwith become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein or in this Convertible Note to the contrary notwithstanding, and the Holder may exercise and shall have any and all remedies accorded the Holder by law.

          6. Conversion Rights and Option Rights.

                   6.1    As used herein:

                         (a)  "Common Stock" means the common  stock,  $.001 par
value per share, of the Company.

                         (b)  "Conversion Price" shall initially mean the lesser
of $2.15 or the average of the closing market price for the Common Stock for the fifteen trading days prior to conversion and shall be subject to adjustment pursuant to Sections 6.6 and 6.7 hereof.

                  6.2  Subject  to and in  compliance  with  provisions  of this
Article 6, the holder of this Convertible Note may, at its option, by surrender of this Convertible Note as hereinafter provided, convert all or any portion of the outstanding principal amount of this Convertible Note and/or accrued and unpaid interest hereon into such number of fully paid and nonassessable shares of Common Stock determined by dividing the amount of principal hereof and/or accrued and unpaid interest hereon to be so converted by the Conversion Price then in effect. If the Holder chooses to exercise the option in Section 6.6(a) below, shares to be issued upon conversion of this Convertible Note shall be deemed to be a part of and not in addition to, the shares issued upon exercise of such option.

                  6.3 Subject to the other provisions of this Convertible  Note, the option for conversion of this Convertible Note pursuant to Section 6.2 hereof may be exercised at any time during the period beginning on the date hereof and ending upon the earlier of (i) the repayment or redemption in full of the principal, together with any accrued but unpaid interest, of this Convertible Note or (ii) the conversion of this Note to an 18-month term note as set forth in Section 2 above; provided, however, that this Note may not be converted until the Company has received the necessary Stockholder approval.

                  6.4 (a) The surrender of this Convertible Note for conversion pursuant to Section 6.2 hereof shall be made by the holder hereof to the Company at its office in Lenexa, Kansas, accompanied by written notice to the Company, in the form of the Conversion Request attached as Annex 1 to this Convertible Note (the "Conversion Request"), that such holder elects to convert all or a portion of the principal and/or accrued and unpaid interest of this Convertible
Note in accordance with the provisions hereof. Upon surrender of this Convertible Note for conversion, it shall be marked "cancelled" or "paid-in-full". Any such notice of election to convert shall constitute a contract between the holder of this Convertible Note and the Company, whereby such holder shall be deemed to subscribe for the number of shares of Common Stock which it shall be entitled to receive upon such conversion, and in payment and satisfaction of such subscription, to surrender this Convertible Note and to release the Company from all liability hereon in respect of the principal and/or accrued and unpaid interest hereon being converted, and including interest accruing after the date of the receipt of the notice of conversion on the portion of the principal hereof being converted, and whereby the Company shall be deemed to agree that the surrender of such Convertible Note and the extinguishment of liability hereon shall constitute full payment for the shares of Common Stock so subscribed for and to be issued upon such conversion.

                    (b) Subject to the further provisions of this Section 6.4(b) and subject to shareholders' approval, as soon as practicable after the receipt of such Conversion Request and this Convertible Note, and in any event, within ten business days thereafter, the Company shall issue and shall deliver at said office to such holder (i) a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of this Convertible
Note in accordance with the provisions hereof, (ii) a check or cash in respect of any fraction of a share as provided in Section 6.5 hereof and (iii) in the event of a partial conversion of this Convertible Note, a new Convertible Note (in form substantially identical to this Convertible Note) for the unpaid principa amount of this Convertible Note that was not converted. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the Company shall have received such Conversion Request and this Convertible Note; conversion shall be at the Conversion Price then in effect; any and all interest on the principal of this Convertible Note to be converted pursuant to such Conversion Request shall cease to accrue pursuant to this Convertible Note from the date of receipt of the Conversion Request; and the holder of this Convertible Note shall be deemed to have become on said date the holder of record of the shares of Common Stock issuable to such holder upon such conversion; provided, however, that, in the event the holder of this Convertible Note effects any such surrender of this Convertible Note on any date when the securities transfer books of the Company shall be closed, such holder shall not be deemed to be the record holder of such shares of Common Stock for any purpose until the close of business on the next succeeding day on which such securities transfer books shall be open.

                  6.5 The Company shall not be required to issue fractions of shares upon conversion of this Convertible Note (or portion thereof). If any fractional interest in a share shall be deliverable upon the conversion of this Convertible Note (or portion thereof), the Company shall purchase such fractional interest for an amount in cash equal to the Conversion Price then in effect times the amount of such fractional interest.

                  6.6 Option Terms. The Holder will have the option to buy shares of the Company's Common Stock as described below:

                           (a)  an  option to purchase the number of shares that
equals the sum of (i) $1,600,000 divided by the Conversion Price and (ii) $1,000,000 divided by the Conversion Price if exercised at the same time, or by $2.15 if later. This option expires upon the later of (x) conversion to a term loan or prepayment of the Convertible Note, (y) conversion of the Convertible Note under Section 6.1, or (z) May 31, 1998. Exercise of this option is contingent upon conversion of this Convertible Note under Section
6.2 as part of the exercise  price of this option (a).

                           (b)  an option  to purchase the number of shares that
equals 2,000,000 minus the number of shares issued pursuant to (a) above,  times
 .5, at $2.15 per  share  through  May 31, 1998 (which date shall be extended for the same number of days as the initial maturity of this Convertible Note under Section 2) and thereafter at $2.70 per share. This option expires upon the later of (i) conversion to a term loan or prepayment of the Convertible
Note, (ii) conversion  of  the   Convertible  Note  under  Section 6.2, or (iii)
December 31, 1998. The exercise of this option is contingent upon the option under (a) above being exercised.

                           (c)  an  option to purchase the number of shares that
equals 2,000,000, minus the number of shares issued pursuant to (a) and (b) above, at $3.15 per share through December 31, 1998, which option expires upon the later of (i) conversion to a term loan or prepayment of the Convertible Note, (ii) conversion of the Convertible Note under Section 6.2, or (iii) December 31, 1999, or at $3.75, which option expires upon the later of (i) conversion to a term loan or prepayment of the Convertible Note, (ii) conversion of the Convertible Note under Section 6.2, or (iii) December 31, 2000. The exercise of this option is contingent upon the option under (b) above being exercised.

                           (d)   300,000  shares  at  an exercise price of $2.15
per share, which expires on March 5, 2000. Exercise of this option is contingent upon conversion of the Convertible Note under Section 6.2.

                  6.7 The Conversion Price then in effect of this Convertible Note shall be subject to adjustment as follows:

                            (a) In case  the  Common  Stock  shall  be  split or
subdivided into a greater, or reverse split or combined into a lesser, number of shares (whether with or without par value), the Conversion Price then in effect shall be decreased or increased, as the case may be, to an amount which shall bear the same relation to the Conversion Price in effect immediately prior to such split or subdivision or reverse split or combination as the total number of shares of Common Stock outstanding immediately prior thereto bears to the total number of shares of Common Stock outstanding immediately after such split or subdivision or reverse split or combination. A stock dividend shall be considered a split or subdivision of shares for the purpose of this Section 6.7(a).

                            (b) In case  of any  capital  reorganization  or any
reclassification of the capital stock of the Company or in case of the consolidation of the Company with or the merger of the Company with or into any other corporation or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, this Convertible Note shall after such capital reorganization, reclassification of capital stock, consolidation, merger or sale be convertible into that number of securities, or amount or value of property, of the Company, or of the corporation resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, to which the holder of shares of Common Stock issuable (at the time of such capital reorganization, reclassification of capital stock, consolidation, merger or sale) upon conversion of this Convertible Note would have been entitled upon such capital reorganization, reclassification of capital stock, consolidation, merger or sale had this Convertible Note been converted prior thereto; and in any such case, if necessary, the provisions set forth in this Section 6 shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any securities or property thereafter deliverable on the conversion of this Convertible Note. The provisions of this Section 6.7(b) shall similarly apply to successive capital reorganizations, reclassification of capital stock, consolidations, mergers or sales. The split or subdivision or reverse split or combination of shares of Common Stock issuable upon conversion of this Convertible Note into a greater or lesser number of shares of Common Stock shall not be considered a consolidation, merger or sale for the purposes of this Section 6.7(b).

                  (i) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock for the purposes of this Section 6.7.

                  (ii) Stock Dividends. In case any additional shares of Common Stock shall be issued as a dividend on Common Stock, the Conversion Price shall be adjusted as provided in Section 6.7(a) hereof. In case any additional shares of Common Stock shall be issued as a dividend on any class of stock of the Company other than Common Stock, or in case any obligations or stock convertible into or exchangeable for shares of Common Stock (such convertible or exchangeable obligations or stock being hereinafter called "Convertible Securities") shall be issued as a dividend on any class of stock of the Company, such shares of Common Stock or Convertible Securities shall be deemed to have been issued without consideration on the day next succeeding the date for the determination of stockholders entitled to such dividend.

                  (iii) Record Date. For purposes of this Section 6.7 in case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Equity Stock or any options or warrants exercisable for shares of Common Stock or any securities convertible into Common Stock, or (b) to subscribe for or purchase Equity Stock or any options or warrants exercisable for shares of Common Stock or any securities convertible into Common stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making or such other distribution or the date of the granting of such right or subscription or purchase, as the case may be.

                  (iv) Current Market Price. The Current Market Price at any date shall mean, in the event the Common Stock or the Equity Stock, as the case may be, is publicly traded, the average of the daily closing prices per shares of such equity security for 30 consecutive trading days ending no more than 15 business days before such date (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 30 trading day period). The closing price for each day shall be the last reported sale price or, in case no such reported sale takes place on such day, the average of the last closing bid and asked prices in either case on the principal national securities exchange on which such equity security is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the closing date price for such day reported by NASDAQ, if such equity security is traded over-the-counter and quoted in the National Market System, or if such equity security is so traded, but not so quoted, the average of the closing reported bid and asked prices of such equity security as reported by NASDAQ or any comparable system or, if such equity security is not listed on NASDAQ or any comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc., selected in good faith from time to time by the Board of Directors of the Company for that purpose. If such equity security is not traded in such manner that the quotations referred to above are available for the period required hereunder, Current Market Price per shares of such equity security shall be deemed to be the fair value as determined in good faith by the Board of Directors of the Company and the Holder or, if the Board of Directors of the Company and the Holder cannot agree, by an independent appraiser mutually selected by the Board of Directors of the Company and the Holder.

                            (c) No Adjustment. Anything in this Section 6 to the
contrary notwithstanding, the Company shall not be required, except as hereinafter in this Section 6.7(c) provided, to make any adjustment of the Conversion Price then in effect in any case in which the amount by which such Conversion Price would be reduced in accordance with the provisions of this
Section 6.7 would be less than $.05, but in such case any adjustment that would otherwise be required then to be made will be carried forward and made at the time of and together with the next subsequent adjustment which, together with any and all adjustments so carried forward, shall amount to $.05 or more. In the event of any subdivision or combination of shares of Common Stock said amount of $.05 (as therefore decreased or increased by any previous subdivision or combination) shall be proportionately decreased or increased.

                            (d)  Notice of  Holders.  In the  event the  Company
shall propose to take any action of the types described in Section 6.7(b), the Company shall give written notice to the

Holder, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price then in effect and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of this Convertible Note. In the case of any action that would require the fixing of a record date, such notice shall be given at least ten days prior to the date so fixed, and in case of all other action, such notice shall be given at least ten days prior to the taking of such proposed action.

                            (e)  Shares  Free and  Clear.  All  shares of Common
Stock issued in connection with the conversion provisions set forth herein shall be, upon issuance by the Company, validly issued, fully paid and nonassessable and free from all taxes, liens or charges with respect thereto created or imposed by the Company.

                            (f)  Common   Stock   Reserved.   Upon   appropriate
amendment to its Articles of Incorporation, the Company shall reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of this Convertible Note.

                  6.8 Whenever the Conversion Price then in effect shall be adjusted as required by the provisions of Section 6.7 hereof, the Company shall forthwith mail a certificate setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment or readjustment is based to the Holder at such Holder's address as it appears herein or at the last address of which the Holder has given the Company written notice, but failure to receive such notice, or any defects therein, or in the mailing thereof, shall not affect such adjustment in such Conversion Price. The Company shall, upon the written request at any time of the Holder, furnish or cause to be furnished to such holder a like certificate setting forth (a) such adjustments and readjustments, (b) the Conversion Price at that time in effect, and (c) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of this Convertible Note.

         7. At any time after July 15, 1998, the Company may prepay, upon 15 business days' prior written notice to the Holder, its obligation pursuant to this Convertible Note, in whole or in part, at any time by tendering to the Holder 100% (expressed in percentages of the principal amount), together with accrued but unpaid interest hereon.

         The foregoing notwithstanding, it is acknowledged and agreed to by the Company that, unless such rights have expired pursuant to Section 6.3 hereof, the Holder may exercise its conversion rights pursuant to Section 6.7 hereof at any time prior to the second business day immediately preceding the proposed date of such prepayment, whether before or after receipt of such prepayment notice from the Company.

         8. Notwithstanding anything contained in this Convertible Note to the contrary, the Holder shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on this Convertible Note any amount in excess of the amount permitted and calculated at the Maximum Rate (defined below), and in the event the Holder ever receives, collects or applies as interest any amount in excess of the amount permitted and calculated at the Maximum Rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Convertible Note, and, if the principal balance of this Convertible Note is paid in full, any remaining excess shall forthwith be paid to the Company.

         The term "Maximum Rate", as used herein, shall mean, with respect to the Holder, the maximum nonusurious interest rate, if any, that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by this Convertible Note under the laws which are presently in effect of the United States and the State of Kansas applicable to such holder and such indebtedness or, to the extent permitted by applicable law, under such applicable laws of the United States and the State of Kansas which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

         9. This Convertible Note is being executed and delivered, and is intended to be performed in the State of Kansas. Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of Kansas shall govern the validity, construction, enforcement and interpretation of this Convertible Note. Each of the Company and the Holder hereto consent to the jurisdiction of the State of Kansas or state or federal courts located therein for all disputes arising under this Convertible Note.

         Each of the Company and the Holder hereby knowingly, voluntarily and intentionally waive (a) any right to trial by jury the Company and or the Holder may have in any action or proceeding, in law or in equity, in connection with this Convertible Note or the transactions related hereto and (b) any right to contest enforcement of provisions of the last sentence of the immediately preceding paragraph of this Section 9 on the basis of forum non conveniens.

         10. If this Convertible Note is placed in the hands of an attorney for collection, and if it is collected through any legal proceedings at law or in equity or in bankruptcy, receivership or other court proceedings, the Company promises to pay all costs and expenses of collection, including, but not limited to, court costs and the reasonable attorneys' fees of the holder hereof.

         11. Whenever this Convertible Note requires or permits any consent, approval, notice, request or demand from one party to another, the consent, approval, notice, request or demand must be in writing to be effective and shall be deemed to have been given when delivered by facsimile or reliable courier or five days after being deposited in the United States mails registered or certified, return receipt requested, addressed to the party to be notified at the address set forth below (or at such other address as may have been designated by written notice).

                  11.1 (a) The Company for itself, its successors and assigns, covenants and agrees, that (i) the payment of the principal of and interest on this Convertible Note is hereby expressly subordinated, to the extent and in the manner set forth in Section 11.2 hereof, in right of payment to the prior payment in full of all Senior Debt (as defined in Section 11.1(b) hereof) of the Company, and (ii) this Convertible Note is also subject to any further restrictions herein for the protection of the holders of Senior Debt.

                            (b) As used  herein,  the term  "Senior  Debt" shall
mean the principal of and premium, if any, and interest on and any renewals, extensions or refinancings (of no greater amounts than the original loan amounts) of the following:

                                   Senior Debt

Lender                                                  Loan Amount
------                                                  -----------
DVI Financial Services                                  $448,596
-Term Note Payable
DVI Business Credit Corporation                         Up to $5,000,000
-Revolving Credit Line                                  Current outstanding
                                                        $3,085,954

                  11.2 (a) In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization, arrangement, readjustment, composition or other similar judicial proceedings in connection therewith, relative to the Company, or its property, or in the event of any proceedings for voluntary liquidation, dissolution or other winding-up of the Company, whether or not involving insolvency or bankruptcy, or in the event of any assignment by the Company for the benefit of creditors or in the event of any other marshaling of the assets of the Company (collectively referred to as an "Insolvency Event") then the holders of the Senior Debt shall be entitled to receive payment in full of all principal, premium, interest, fees, penalties and charges on all Senior Debt (including interest thereon accruing after the commencement of any such proceedings) before the holder of this Convertible Note is entitled to receive any payment on account of principal, interest or other amounts due under this Convertible Note, and to that end the holders of the Senior Debt shall be entitled to receive for application and payment thereof any payment or distribution of any kind or charge, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of this Convertible Note (excluding securities provided for by a plan of reorganization or readjustment that are equity securities or are subordinated in right of payment to all indebtedness issued to the holders of Senior Debt in such plan of reorganization or readjustment to the same extent as, or to a greater extent than, this Convertible Note is subordinated to the Senior Debt as provided herein).

                            (b) The rights between the Holder and the holders of
Senior Debt are subject to the terms of the Subordination and Standby Agreement by and among DVI Business

Credit Corporation, DVI Financial Services, Inc. (collectively "DVI") and Kardatzke Management, Inc. relating to Integrated Medical Resources, Inc. (the "Subordination and Standby Agreement"). Notwithstanding any other provision in this Convertible Note to the contrary, in the event of a default under this Convertible Note, Holder shall have the right to collect as much of this Convertible Note as it is able by taking any action it sees fit to pursue its first lien on the Excluded Collateral (as defined in the Subordination and Standby Agreement) and apply the proceeds from any disposition of the Excluded Collateral to this Convertible Note, without any obligation to deliver the proceeds to DVI or otherwise subordinate enforcement of its lien. In any proceeding involving the Company described in Section 11.2(a), any dividend payment or distribution that would be made to Holder, based upon Holder's status as a secured creditor holding a first security interest in the Excluded Collateral, shall remain the property of Holder and shall not be subject to turnover to, or retention by, DVI.

                            (c)  If,  notwithstanding  the  provisions  of  this
Section 11.2, any payment or distribution of any character shall be received by the holder hereof in contravention of this Section 11.2 and while Senior Debt shall be outstanding, such payment, distribution or security shall be held in trust for the benefit of, and shall be immediately paid over or delivered or transferred to, the holders of the Senior Debt as their interest may appear, or their duly appointed agents, for application to the payment of all Senior Debt then outstanding, until all of the Senior Debt shall have been paid in full.

                            (d)  The  provisions  of  this  Section  11.2  shall
continue to be effective or be reinstated, as the case may be, if at any time payment of Senior Debt is rescinded or must otherwise be returned by any holder of such Senior Debt upon the insolvency, bankruptcy or reorganization of the Company, as though such payment had not been made.

                            (e) The  provisions  of this Section 11 are intended
solely for the purpose of defining the relative rights of the holder of this Convertible Note and of the holders of the Senior Debt, and nothing herein shall be or is intended, as between the Company, its creditors other than the holders of Senior Debt, and the holder of this Convertible Note, to impair or suspend in any manner, whatsoever the obligation of the Company, which, notwithstanding any other provision of this Section 11 to the contrary, is unconditional and absolute, to pay to the holder of this Convertible Note the principal hereof as and when the same shall become due, whether at maturity or otherwise, and interest thereon in accordance with the terms hereof, or to affect the relative rights of the holder of this Convertible Note and creditors of the Company other than the holder or holders of the Senior Debt, nor shall anything herein, notwithstanding any provisions of this Section 11 to the contrary, prevent the holder hereof from exercising any and all remedies permitted by applicable law upon default hereunder.

          12. Registration Rights.

                            (a)  Registrable  Stock. As used in this Section 12,
the term "Registrable Stock" shall mean all shares of Common Stock that may be issued upon conversion of this Convertible Note (and all shares of Common Stock that may thereafter be issued in respect of this Convertible Note) that are from time to time outstanding.

         References in this Convertible Note to rules, regulations and forms promulgated by the Securities and Exchange Commission shall include rules, regulations and forms succeeding to the functions thereof, whether or not bearing the same designation.

         The rights and obligations of the Company and the Holder with respect to the Registrable Stock set forth in this Section 12 shall supersede any registration rights and obligations of the Company and the Holder existing prior to the date hereof with respect to the Registrable Stock.

                            (b) Demand and Piggyback  Registration  Rights.  The
Holder should have two demand registration rights and an unlimited amount of piggyback rights as set forth in Section 13.

          13. Request for Registration.

                  13.1 If the Company shall receive at any time or times after March 31, 1998, (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), a written request from any Holder or Holders of at least 40% of the Registrable Securities that the Company file a registration statement under the Act covering the registration of Registrable Securities, then the Company shall, within 20 days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of Section 13.3, use its diligent best efforts to effect as soon as practicable the registration under the Act (including the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable Blue Sky or other state securities laws and appropriate compliance with applicable regulations issued under the Act and any other applicable governmental requirements or regulations) of all Registrable Securities which the Holders request to be registered within 20 days of the receipt of such notice.

                  13.2 If the Holder or Holders initiating a registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 13.2 and the Company shall include such information in the written notice referred to in Section 6.4(a). In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by the underwriter, a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities it holds. All Holders proposing to distribute their Registrable
Securities through such underwriting shall (together with the Company as provided in Section 19) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 13.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities of the Company which each Holder has requested to be included in such registration. If any Holder of Registrable Securities who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities held by such person shall then be withdrawn from registration.

                  13.3 The Company shall not be obligated to effect any registrations pursuant to this Section 13.3 after the Company has effected two such registrations pursuant to this Section 13.3 and such registrations have been declared or ordered effective by the SEC and have remained effective for the period required in Section 15.1 below.

                  13.4 Termination of the Company's Obligations. The Company shall have no obligations pursuant to Section 13 or 14 hereof with respect to any request or requests made by any holder eight years after the date hereof, nor shall the Company have any obligations as to any holder after the Company has included Registrable Stock of such holder in two registrations pursuant to
Section 13 hereof, provided, however, that if such holder as requested that all of its Registrable Stock be registered under such sections, but such holders shall be prohibited from selling all of such stock by virtue of Section 14 hereof, then such holder's rights shall not be restricted by the provisions of this 14 until such time as it has had an opportunity to sell all of its Registrable Stock.

                  13.5 Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 13.5, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 180 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any 12-month period.

          14. Company Registration. If (but without any obligation to do so) at any time or from time to time the Company proposes to register (including for this purpose a registration effected by the Company for its own account or for shareholders other than the Holders) any of its Common Stock or other securities under the Act (other than a registration relating either solely to the sale of securities to participants in a Company stock option, stock purchase or similar plan or solely to an SEC Rule 145 transaction, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give to each Holder written notice thereof. Upon the written request of each Holder given within 20 days after the receipt of such notice given by the Company, the Company shall, subject to the provisions of Section 19, cause to be included in such registration (and any related qualification under Blue Sky laws or other compliance thereunder), and in any underwriting involved therein, all of the Registrable Securities that each such Holder has requested to be registered. The written request made by any Holder as referred to in this Section 14 may specify that all or a part of a Holder's Registrable Securities be included in the Company's registration.

         15. Obligations of the Company. Whenever required under this Section 15 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  15.1 Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its diligent best efforts to cause such registration statement to become effective and keep such registration statement effective for up to 120 days.

                  15.2 Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                  15.3 Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  15.4 Use its diligent best efforts to register and qualify the securities discovered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  15.5 In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  15.6 Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  15.7 Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 15.7, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 15.7, if such Registrable Securities are being sold through underwriters, (i) an opinion dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

         16. Furnish Information. Each Holder of Registrable Securities holding securities in any registration shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder's Registrable Securities.

         17. Expenses of Demand Registration. All expenses, other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 13, including (without limitation) all registration, filing and qualification fees, printers and accounting fees, fees and disbursement of counsel for the Company, Blue Sky fees and expenses and the reasonable fees and disbursements of one counsel for all the selling Holders (but excluding the compensation of regular employees of the Company, other general overhead expenses of the Company or other expenses for the preparation of financial statements or other data which shall be paid in any event by the Company) shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 13(b) if the registration request is subsequently withdrawn at the request of the Holders of at least 50% of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata on the basis of the number of their shares requested to be included in the registration), provided further, however, that such registration shall not be counted as a requested registration pursuant to
Section 12 hereof. Notwithstanding the foregoing, if the withdrawal of a request for registration is due to a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, then the Holders and the Company shall each be required to pay one-half of such expenses.

         18. Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to registrations pursuant to Section 14 for each Holder (which right may be assigned as provided in Section 21.4(l)), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for all the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

         19. Underwriting Requirements. In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 13.2 or Section 14 to include any of the Holders' Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting (such to be in customary form) as agreed upon between the Company and the underwriter selected by it. If the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten in connection with such offering, and (i) if such registration is the first registered offering of the sale of the Company's securities to the public, the underwriter may (subject to the allocation priority set forth below) exclude from such registration and underwriting some or all of the Registrable Securities which would otherwise be underwritten, and
(ii) if such registration is other than the first registered offering of the sale of the Company's securities to the public, the underwriter may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting to not less than 25% of the number of Registrable Securities included therein. The Company shall advise all Holders of Registrable Securities requesting registration under
Section 13 or Section 14 promptly after such determination by the underwriter, and the number of shares of Registrable Securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: the securities of the Company (other than Registrable Securities) held by officers and directors of the Company shall be excluded from such registration and underwriting to the extent required by such limitation, and if a limitation of the number of shares is still required, the number of shares that may be included in the registration and underwriting shall be allocated among all such other selling securityholders, including the Holders in proportion, as nearly as practicable, to the respective number of Registrable Securities which they had requested to be included in such registration at the time of filing the registration statement. If any Holder of Registrable Securities or any officer or director disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration and which shall no longer be registrable.

         20. Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 20.

         21. Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 13 or 14:

                  21.1 To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its officers, directors and partners, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), from and against any losses, claims, damages, expenses or liabilities to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"); (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or any other documents prepared by the Company and incident thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay as incurred to each such Holder, officer, director, partner, underwriter or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, expense, liability or action; provided, however, that the indemnity agreement contained in this
Section 21.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, expense or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, expense, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                  21.2 To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and each of its officers, directors and partners and any controlling person of any such underwriter or other Holder, from and against any losses, claims, damages, or liabilities to which any of the foregoing persons may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such

Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 21.2, in connection with investigating or defending any such loss, claim, damage, expense, liability or action; provided, however, that the indemnity agreement contained in this Section 21.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, expense, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further that in no event shall any indemnity obligation under this Section 21.2 exceed the gross proceeds from the offering received by such Holder.

                  21.3 Promptly after receipt by an indemnified party under this
Section 21.3 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 21.3, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if, and only if, seriously prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 21.3, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 21.3.

                  21.4 (a) Reports Under Securities Exchange Act of 1934. With a view to making available to the holders of Registrable Stock the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the Securities and Exchange Commission that may at any time permit a holder to sell securities of the Company to the public without registration, the Company agrees to use its reasonable best efforts to:

                                    (1) file with the  Securities  and  Exchange
                           Commission in a timely manner all reports and other documents required of the Company under the 1933 Act and the Securities Exchange Act of 1934 (the "1934 Act"); and

                                    (2)  furnish  to any  holder so long as such
                           holder owns any of the Registrable Stock forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of said first registration statement filed by the Company), and of the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing any holder of any rule or regulation of the Securities and Exchange Commission permitting the selling of any such securities without registration.

                            (b)  Lockup  Agreement.  In  consideration  for  the
Company's agreeing to its obligations under this Sections 13 and 14, the holder of Registrable Stock agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any Registrable Stock (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 90 days) from the effective date of such registration as the Company or the underwriters may specify; provided, however, that all holders of 5% or more of the Company's securities and all directors and officers shall be subject to the restrictions set forth in this
Section 21.4(b).

                            (c) Certain  Limitations  in Connection  with Future
Grants of Registration Rights. From and after the date hereof, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of registration rights unless such agreement:

                                    (1) includes   the   equivalent  of  Section
                           21.4(b) hereof as a term;

                                    (2) includes a provision that in the case of
                           a public offering involving an underwritten registered offering under Section 14 hereof, protects the holders of Registrable Stock if marketing factors require a limitation on the number of securities to be included in the underwriting by maintaining the same priority as to participation in a registration as is provided to such holders under Section 19 hereof; and

                                    (3)  does  not  grant  to  such   holder  or
                           prospective holder registration rights more favorable than those granted to the holders of Registrable Stock under this Convertible Note.

                            (d)   Transfer   of   Registration    Rights.    The
registration rights of Kardatzke Management, Inc., the initial holder of this Convertible Note, under this Section 21 may be transferred to any transferee who acquires at least 20% of the then outstanding shares of Registrable Stock; provided, however, that, in either of such cases, as the case may be, the Company is given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Convertible Note are being assigned.

          22.              (a) The   address  for  the  Company for all purposes
contained in this Convertible  Note and for all the notices  hereunder shall be:
11320 W. 79th Street, Lenexa, Kansas 66214, Attention: Troy Burns, M.D.

                            (b) The  address  of the  Holder  for  all  purposes
contained in this Convertible Note and for all notices hereunder shall be: 70 Destacada Avenue, Coral Gables, Florida 33156.

                            (c) Each of the  Company  and the  Holder may change
its address for purposes hereof by providing notice to the other in the manner described in Section 11 hereof.

         23. Neither this Convertible Note nor any term hereof may be changed, waived, discharged or terminated orally or in writing, provided that any term of this Convertible Note may be amended or the observance of such term may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Company and holders of Notes (as defined in the Note Purchase Agreement) that represent in the aggregate at least a majority of the total principal amount of all of the Notes then outstanding.

         Executed as of the day and year first above written.


                                            INTEGRATED MEDICAL RESOURCES, INC.



                                            By:   /s/ Troy Burns, M.D.
                                            --------------------------

                                               Troy Burns, M.D.
                                               Chief Executive Officer

                                                                     Annex 1
                                                                     -------

                               CONVERSION REQUEST


TO:  INTEGRATED MEDICAL RESOURCES, INC.


         The undersigned holder of this Convertible Note hereby irrevocably exercises the option to convert this Convertible Note, or portion hereof below designated, into shares of Common Stock in accordance with the terms of this Convertible Note, and directs that the securities issuable and deliverable upon the conversion, together with any check in payment for fractional amounts, and any Convertible Note representing any unconverted amount hereof, be issued and delivered to the holder hereof at the address specified below.


Dated:____________
                                      Signature (for conversion use only)


                                      Amount to be converted (if less than all):


                                                   $____________

_________________________________

_________________________________

_________________________________      _________________________________
Please print name and                  Please insert Social Security or
address (including zip                 other Taxpayer Identification Number
code number)







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